Exhibit 32

Certification by the Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

I, A. Jay Meyerson, Chief Executive Officer, and I, Ronald J. Nicolas, Jr., Chief Financial Officer, of Aames Financial Corporation, a Delaware corporation (the “Company”), each hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company’s periodic report on Form 10-K for the year ended June 30, 2004 (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

* * *

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

/s/ A. JAY MEYERSON A. Jay Meyerson	/s/ RONALD J. NICOLAS, JR. Ronald J. Nicolas, Jr.

Date: September 3, 2004	Date: September 3, 2004